SUBLEASE FOR OFFICE  SPACE THIS  SUBLEASE is entered into as of the 1st day of May, 1996, by and between ENTERPRISES CONSULTING, INC-, a Delaware corporation whose address is 800 Douglas Road, North Tower, Suite 700, Coral Gables. FL 33134 ('ECI') and EXPERT SOFTWARE, INC.. Delaware corporation whose address is 800 Douglas Road, Executive Tower, Coral Gables, FL 33134 ("Expert") (SUBLESSEE") with reference to the following facts: A. Pursuant to an April 25, 1990 Lease Agreement (the "Main Lease") between DOUGLAS ENTRANCE HOLDINGS LIMITED PARTNERSHIP ("Landlord') and COMMODORE- CRUISE LINE, LIMITED, a Cayman islands corporation, now known as EFFJOHN NORTH AMERICA LIMITED ('Sublessor') and an August 10, 1994 Sublease agreement (the "ECI Sublease") between Sublessor and ECI, ECI has leased office space on the sixth (6th) and seventh (7th) floors of the building located at 800 Douglas Road, Coral Gables. Florida 33134 (the 'Building'), and desires to sublease a portion of that space to Sublessee, and
B. Sublessee desires to sublease a portion of the office space. NOW. THEREFORE, the parties agree as follows: 1. Demise and Description of Property. ECI hereby leases to Sublessee, and Sublessee hereby leases from ECI, for the term, and subject to the conditions and covenants hereinafter set forth, the portion of the sixth (6th) floor of the Building demised to ECI in the ECI Sublease and shown on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as the "subleased premises". The subleased premises contains 7,152 rentable square feet, 1,045 square feet of which shall be provided rent free. 2. Term. The term of this Sublease shall commence on May 1. 1996 or on the date of occupancy by Sublessee, whichever is sooner, provided the consent of Landlord and Sublessor to this fully-executed Sublease has been obtained, and shall end on the first to occur of (i) the expiration date of the ECI Sublease or (ii) on August 29, 2000. 3. Rent. (a) For and during the term of this Sublease, Sublessee shall pay to ECI for he subleased premises a fixed rental of $15.50 per rentable square foot per year, i.e., $94,658.50 per year, payable monthly beginning on the commencement date in the amount of $7,888.21. ECI shall pay the applicable sales or other taxes on such rentals. The rental payment includes all charges (except telephone) for the furnished space as offered to Sublessee on the commencement date, all office services received from or through the Landlord, and building charges or assessments for the subleased premises (such as utilities, cleaning and maintenance. plant care, security system equipment and monitoring, etc.). All requests and payment for additional HVAC shall be made by Sublessee through ECI. Sublessee shall pay ECI for telephone charges to be billed separately from the above services. (b) For and during the term of this Sublease, Sublessee will pay its proportionate share (Sublessee's square footage of 6,107 over ECI's total square footage of 19,254 under the EC[ Sublease) of increases in operating expenses and real estate taxes over 1995 base year. Calculations will be made in accordance with the ECI Sublease and Sublessee shall be entitled to its proportionate share of any credits or refunds pursuant to Section 4.07 of the Main Lease. :: (c) Sublessee shall pay the rent to ECI, at the address set forth above, or at such address as ECI may from time to time designate. Sublessee agrees to pay all such sums monthly, in advance. and without demand. If the term of this Sublease commences on a day other than the first day of the month or terminates on a day other than the last day of a month, then the installments of rent and any adjustments thereto for such month or months shall BE prorated, based on the number of days in such month. 4. Use of Premises. The subleased premises shall be used by Sublessee for office purposes and for uses normally incident thereto and for no other purpose. 5. Compliance with ECI Sublease; Representations, Warranties, Covenants and lndemnity. (a) Except as provided herein, the Sublessee shall be entitled to all rights, benefits and privileges of ECI and Sublessor and shall comply with and assume all provisions of the ECI Sublease and the Main Lease as the same apply to the subleased premises as the tenant thereunder during the term hereof and ECI shall perform or cause to be performed all obligations and shall have all rights and remedies of the landlord thereunder. Notwithstanding the foregoing, the payment of rent shall be governed by the provisions of Paragraph 3, above. Without in any way limiting the generality of the foregoing, Sublessee acknowledges that ECI is relying upon the timely payment of rental by Sublessee hereunder in order for ECI to make its payments of rental under the ECI Sublease. Accordingly, in the event Sublessee defaults in the payment of rent hereunder and such default remains uncured after expiration of the applicable cure period, if any, and should the penalty set forth in 3.02 of the Main Lease be imposed upon ECI, in addition to other liability that may be imposed upon Sublessee, Sublessee agrees to indemnify and hold harmless ECI from the penalty set forth in 3.02 of the Main Lease on the prorata basis calculated by dividing Sublessee's leased square footage of 6,107 by ECI's total square footage of 19,254 under the ECI Sublease and multiplying the quotient by the amount of the penalty. Sublessee is assuming no obligations under 3.02 of the Main Lease except as set  forth  above.  (b) ECI  represents,  warrants  and  covenants  to
Sublessee that (i) it has the power to execute, deliver and perform this Sublease and has duly authorized, executed and delivered this Sublease; (ii) this Sublease constitutes the legal. valid and binding obligation of ECI enforceable against it in accordance with its terms; (iii) attached hereto as Exhibits "B" and "C" respectively, are true and correct copies of the Main Lease and the ECI Sublease, in each with all amendments thereto; (iv) each of the Main Lease and the ECI Sublease is in full force and effect, and there exists no event of default or event or act (including, without limitation, the execution, delivery or performance of this Sublease), which, with the giving of notice, the lapse of time or the happening of any other event or condition would become a default thereunder; (v) except for the consents of the Landlord and Sublessor set forth below, no consent of any other person or entity is required in connection with ECI's execution, delivery and performance of the Sublease; (vi) ECI has not violated any of the terms and conditions of the Main Lease or the ECI Sublease and, to the best of ECI's knowledge, all of the covenants to be performed by every other party to the Main Lease and the ECI Sublease as of the date hereof have been fully performed in all material respects: (viii) it will comply with the provisions of the ECI Sublease and cause Sublessor to comply with the provisions of the Main Lease, except and solely to the extent any non-compliance is caused by Sublessee's non-compliance with the terms of this Sublease. 2 (c) ECI agrees to indemnify and hold the Sublessee harmless from and against any loss, cost, damage or expense arising from or in connection with any breach by ECI of any representation, warranty or covenant contained herein. (d) Sublessee agrees to indemnify and hold ECI harmless from and against any loss, cost, damage or expense arising from or in connection with any breach by Sublessee of any representation, warranty or covenant contained herein. 6. Furniture and Fixtures. Sublessee shall have the utilization of the furniture in place. with the exception of a few "persona1" pieces of furniture which will be identified in a list of excluded inventory. which shall be attached as Exhibit "D" and by this reference incorporated herein. Furniture is not deemed to include any office equipment, telephone system or telephones. Sublessee may use the furniture located in the subleased premises free of charge for the duration of this Sublease. and such furniture will be relinquished to ECI upon completion of this Sublease, reasonable wear and tear excepted. 7. Assignment and Subletting. No assignment or subletting of the subleased premises or any part thereof shall be made by Sublessee. 8. Quiet Possession Sublessee, upon full performance of all provisions herein shall peaceably and quietly have hold and enjoy the subleased premises throughout the term hereof without any disturbance from ECI or any person claiming through ECI. 9. Insurance. Sublessee agrees that, at all times during the Sublease Term, it will keep in force and effect all insurance as is required under the Main Lease and name Landlord, Sublessor and ECI as additional insureds. 10. Parking. Sublessee shall have no obligations concerning parking under the ECI Sublease. 11. No Obligation to Restore. Sublessee shall have no obligation to restore the subleased premises to their original condition at the expiration or termination of this Sublease pursuant to
Section 7.01 of the Main Lease. 12. General Provisions. (a) This Sublease embodies the entire agreement between the parties hereto relative to the subject matter hereof and shall not be modified, changed, or altered in any respect except in writing. (b) The covenants, agreements. and obligations herein contained shall extend to, bind. and inure to the benefit not only of the parties hereto but their successors and assigns; and where more than one party shall be ECI under this Sublease, the word "ECI" whenever used in this Sublease shall be deemed to include all such parties jointly and severally. (c) Whenever under this Sublease. a provision is made for notice of any kind, such notice shall be in writing and signed by or on behalf of the party giving or making the same, and it shall be deemed sufficient notice and service thereof if such notice is sent by registered or certified mail, postage prepaid, to the address furnished for such purpose. Copies of any notices to ECI shall also be sent to
(1) Coca-Cola Enterprises.  Inc., P.O. Box 723040, Atlanta. GA 31139-0040, Attn:
Matt Fanoe, Real Estate Manager, and (2) Coca-Cola Enterprises, Inc.. P. 0. Box 723040, Atlanta. GA 31139-0040, Attn: Lowry F. Kline, General Counsel. 3 Copies of any notices to Sublessee shall be sent to Kenneth F. Currier, CEO. All notices to be given to the parties shall be given at the addresses stated above unless and until some other place is designated in writing by the respective party and in accordance with the ECI Sublease and the Main Lease. (d) Nothing in this Sublease Agreement is intended to conflict with the terms of the Main Lease or the ECI Sublease, or with any of the rights granted to Landlord in the Main Lease or with any of the rights granted to Sublessor in the ECI Sublease, which shall remain in full force and effect throughout the term of this Sublease. (e) The subleased premises shall be designated as a non-smoking area and no smoking shall be permitted upon the subleased premises. (f) This Sublease is contingent upon the execution by the Landlord and the Sublessor of the Consents attached hereto. (g) This Sublease may be executed in any number of counterparts, each of which shall be deemed to be an original document and all of which taken together. shall constitute one and the same instrument. Executed so as to be effective on the day and year first above written. ENTERPRISES CONSULTING, INC., a Delaware corporation By: /s/ Michael W. McNally Title: Senior Vice President EXPERT SOFTWARE, INC. a Delaware corporation By: /s/ Kenneth P. Currier Title-. Chief Executive Officer

CONSENT  OF  LANDLORD  The  undersigned  hereby  (i)
confirms that (a) that certain Lease Agreement dated April 25, 1990 executed by the undersigned and by COMMODORE CRUISE LINE, LIMITED, now known as EFFJOHN NORTH AMERICA LIMITED (the "Main Lease") is in full force and effect and other than the entering into of the ECI Sublease, the Expert Software Sublease, and as amended by the First Amendment to Lease Agreement dated August 10, 1990, which served to amend Section 32.01(a), the Expansion Option, the Main Lease has not been otherwise amended or modified and (b) to the best of the undersigned's knowledge, COMMODORE CRUISE LINE, LIMITED, now known as EFFJOHN NORTH AMERICA LIMITED is not currently in default of any of the provisions of the Main Lease; and (ii) consents to the above May 1, 1996 Sublease for Office-e Space (the 'Sublease') by and between ENTERPRISES CONSULTING, INC. ("ECI") and EXPERT SOFTWARE, INC. ("Sublessee") pursuant to Article 12.01 of the Main Lease. The undersigned has executed this consent to indicate approval of Sublessee but in no way shall this consent be construed as a modification, amendment or supplement to the April 25, 1990 lease agreement between Sublessor and the undersigned, nor shall the execution of this consent by the undersigned be deemed to make the undersigned a party to this Sublease. All capitalized terms used in the foregoing consent shall have the meanings given to them in the Sublease. DOUGLAS ENTRANCE HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership By: DWS Florida holdings, Inc,, a Delaware corporation, General Partner By: /s/ Ron N. Paul Ron N. Paul Title: Vice President CONSENT OF SUBLESSOR The undersigned hereby (i) certifies that (a) attached hereto is a true and correct copy of the ECI Sublease, with all amendments thereto through the date hereof and (b) to the best of the undersigned's knowledge, ECI is not in default of any of the terms and conditions of the ECI Sublease. and (ii) consents to the terms and conditions of the above May 1, 1996 Sublease for Office Space (the "Sublease') by and between ENTERPRISES CONSULTING, INC. ("ECI") and EXPERT SOFTWARE, INC. ("Sublessee"). The undersigned has executed this consent to indicate approval of Sublessee but in no way shall this consent be construed as a modification, amendment or supplement to the August 10, 1994 lease agreement between ECI and the undersigned, nor shall the execution of this consent by the undersigned be deemed to make the undersigned a party to this
Sublease. All capitalized terms used in the foregoing consent shall have the meanings given them in the Sublease. EFFJOHN NORTH AMERICA LIMITED, formerly known as Commodore Cruise Line, Limited, a Cayman Islands corporation By:
Patrick Doyle Title: Chief Financial Officer

 SUBLEASE FOR OFFICE SPACE This
Sublease is entered into this l0th day of August, 1994, by and between Commodore Cruise Line, Limited, a Cayman Islands corporation authorized to transact business in the state of Florida,. with an office at 800 Douglas Entrance, Suits 700, Coral Gables,. Florida 33134 ('Sublessor") and Enterprises Consulting, Inc., a Delaware corporation, whose address is 100 Galleria Parkway Suite 220, Atlanta GA 30339. ("Sublessee") with reference to the following facts: A. Pursuant to an April 25, 1990, Lease Agreement (the "Main Lease") between Douglas Entrance Holdings Limited Partnership ("Landlord") and Sublessor, Sublessor has leased office space on the sixth (6th) and seventh (7th) floors of the building located at 800 Douglas Road, Coral Gables, Florida 33134 (the "Building"), and desires to sublease a portion of that space to Sublessee, and
B. Sublessee desires to sublease the off ice space. NOW, THEREFORE, the parties agree as follows: 1. Demise and Description of Property Sublessor hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, for the term, and subject to the conditions and covenants hereinafter set forth, the property, hereinafter referred to as the "subleased premises", located in Dade County, Florida, described as follows: All of the seventh (7th) floor, shown on Exhibit "A" attached hereto and made a part hereof, and a portion of the sixth (6th) floor, shown hatched and cross-hatched on Exhibit "B" attached hereto and made a part hereof. The subleased premises contain 20,299 rentable square feet, with 1,045 square feet on the sixth (6th) floor shown cross-hatched on Exhibit "B" being provided rent free by Sublessor to Sublessee. At any time during the term of this Sublease, and at Sublessor's expense, Sublessor may request that Sublessee relocate its subleased premises to other comparable space leased by sublessor under he Main Lease. 2. Term The term of this Sublease shall commence on September 1, 1994 or on the date of occupancy by sublessee, whichever is sooner, provided Landlord's consent to this fully-executed Sublease has been obtained, and shall end on August 29, 2000. 3. Rent For and during the term of this Sublease, Sublessee shall pay to Sublessor for the subleased premises (exclusive of the 1,045 square feet which are rent free) a fixed rental of $15.50 per rentable square foot per year, i.e.,. $298,437.00 per year; payable monthly in the amount of $24,869.75. The Sublessor shall pay all applicable sales or other taxes on such rentals. The rental payment Includes all charges (except telephone) for the furnished space as offered to Sublessee on the commencement date, all. office services received from or through the Landlord,, and building charges or assessments for the subleased premises (such as utilities, cleaning and maintenance, plant care, security system equipment and monitoring, etc.) All requests and payment for additional HVAC shall be made by Sublessee through Sublessor. Sublessee shall pay Sublessor for telephone charges to be billed separately from the above services. Sublessee will pay its proportionate share (Sublessee's square footage of 19,254 over Sublessor's total square footage under the Main Lease) of increases in operating expenses and real estate taxes over a 1994 base year. Calculations will be made in accordance with the Main Lease. Sublessee shall pay the rent to Sublessor, at the address set forth above, or at such address as Sublessor may from time to time designate. Sublessee agrees to pay all such sums monthly, in advance, and without demand. If the term of this Sublease commences on a day other than the first day of the month or terminates on a day other than the last day of the month, then the installments of rent and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month. 4. Use of Premises The subleased premises shall be used by sublessee for office purposes and for uses normally incident thereto and for no other purpose. 5. Assumption Agreement and Covenants Except as modified herein, the Sublessee shall comply with all provisions of the Main Lease during the term hereof by the Sublessor as Tenant thereunder and Sublessor shall have all rights and remedies of the Landlord thereunder. Notwithstanding the foregoing, the payment of rent shall be governed by the provisions of Paragraph 3, above. 6. Furniture and fixtures Sublessee shall have the utilization of the furniture in place with the exception of a few "personal" pieces of furniture which will be identified in a list' of excluded inventory, which shall be attached as Exhibit "C" and by this reference incorporated herein. Furniture is not deemed to include any off ice equipment, telephone system or telephones. Sublessee may use the furniture located in the subleased premises free of charge, for the duration of this Sublease, and such furniture will be relinquished to the Sublessor upon completion of this Sublease, reasonable wear and tear excepted. 7. Assignment and Subletting No assignment or subletting of the subleased promises or any part thereof shall be made by Sublessee. 8. Quiet Possession Sublessee, upon full performance of all provisions herein, shall peaceably and quietly have, hold and enjoy the subleased premises throughout the term hereof without any disturbance from Sublessor or any person claiming through Sublessor. 9. Insurance Sublessee agrees that, at all times during the Sublease Term, it will keep in force and effect all insurance as is required under the Main Lease and name Landlord and Sublessor additional insureds. 10. Parking Sublessee will lease up to sixty-six
(66) garage parking spaces as needed at a monthly rate of $45.00 per space for the duration of the Sublease Term. At Sublessee's option, Sublessee may convert up to fifty (50) garage spaces to open lot spaces which would be available at $20.00 per space, per month. Visitor parking is available in the garage from the Landlord currently at $.75 per half hour. 11. Right of First Refusal If at any time during the term of this Sublease, Sublessor desires to sublease any other space Sublessor has remaining under the Main Lease, and receives a bona fide offer from a third party that Sublessor is willing and proposes to accept, Sublessor shall give sublessee the right of first refusal to sublease such space an terms and conditions not less favorable to Sublessee than those contained in the bond fide offer. Upon receipt of such offer (which can be a letter of intent), Sublessor shall immediately notify Sublessee in writing of the rental price and terms of the bona fide offer along with the name and address of the offeror and Sublessee shall have five (5) business days within which to elect to exercise its right to sublease the space. If, during this five (5) day period, Sublessee elects to sublease the space, Sublessee shall so notify Sublessor in writing and the parties shall execute a sublease of the space within ten (10) business days immediately following the expiration of the five (5) day option period. Should Sublessee fail to notify Sublessor in writing during the five (5) day option period, then Sublessor may sublease to the third party at the rental price and on the terms set forth in the bona fide offer. 12. General (a) This Sublease embodies the entire agreement between the parties hereto relative to the subject matter hereof and shall not be modified, changed, or altered in any respect except in writing. (b) The covenants agreements, and obligations herein contained shall extend to, bind, and inure to the benefit not only of the parties hereto but their successors and assigns; and where more than one party shall be Sublessor under this Sublease, the word "Sublessor" whenever used in this Sublease shall be deemed to include all such parties jointly and severally.
(c) Whenever under this Sublease, a provision is made for notice of any kind, such notice shall be in writing and signed by or on behalf of the party giving or making the same, and it shall be deemed sufficient notice and service thereof if such notice is sent by registered or certified mail, postage prepaid, to the address furnished for such purpose. Copies of any notices to the Sublessee shall also be sent to (1) Coca-Cola Enterprises Inc., P.0. Box 723040, Atlanta, Georgia 31139-0040, Attn: Matt Fanoe, Real Estate Manager, and (2) Coca-Cola Enterprises Inc., P.0. Box 723040, Atlanta, Georgia 31139-0040 Attn: Lowry P. Kline, General Counsel. All notices to be given to the parties shall be given at the addresses stated above unless and until some other place is designated in writing by the respective party and in accordance with the Main Lease. (d) Nothing in this Sublease Agreement is intended to conflict with the terms of the Main Lease, or with any of the rights granted to Landlord in the Main Lease, which shall remain in full force and effect throughout the term of this Sublease. (e) The subleased premises shall be designated as a non-smoking area and no smoking shall be permitted upon the subleased premises. (t) This :Sublessee is contingent upon the execution by the Sublessor, Sublessee, Cushman & Wakefield and Mary Ann Andrews of a Release substantial in the form attached hereto as Exhibit "D" on or before August 10, 1994 at 5:00 p.m. eastern daylight savings time.

 Executed  on the day and year first above  written.  COMMODORE
CRUISE LINE, LIMITED  ENTERPRISES  CONSULTING,  INC. By: /s/ Lourdes Padilla for
By: /s/ Michael W. McNally Name:  Patrick Doyle Name:  Michael W. McNally Title:
Corp. Controller Title: Senior Vice President Consent Douglas Entrance Holdings Limited Partnership ("Douglas Entrance") hereby consents to the terms and conditions of the above August 10, 1994 Sublease for Office Space by and between Commodore Cruise Line, Limited ("Sublessor") and Enterprises Consulting, Inc. ("Sublessee). Douglas Entrance has executed this consent to indicate approval of Sublessee, but in no way shall this consent be construed as a modification, amendment or supplement to the April 25, 1990 lease agreement between Sublessor and Douglas Entrance, nor shall the execution of this consent by Douglas Entrance be deemed to make Douglas Entrance a party to the Sublease. DOUGLAS ENTRANCE HOLDINGS LIMITED PARTNERSHIP, a Delaware limited partnership By: DWS Florida Holdings, Inc., a Delaware corporation, general partner By: /s/ Ron N. Paul